                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           VINEYARD NATIONAL BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

               V I N E Y A R D   N A T I O N A L   B A N C O R P

                             9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To be Held Wednesday, November 15, 2000

         The Annual Meeting of the shareholders of Vineyard National Bancorp ("Bancorp") will be held on Wednesday, November 15, 2000 at 4:00 P.M. at Upland Hills Country Club, 1231 E. 16th Street, Upland, California 91784, to consider and act upon the following matters:

        1. To elect five (5) persons to the Board of Directors of the Bancorp to serve until the next Annual Meeting of shareholders and until their successors are elected and have qualified;

        2. To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co., LLP, as auditors and as independent accountants for the year ending December 31, 2000;

        3. To transact any other business as may properly come before the meeting and any adjournments of it.

        Shares represented by properly executed proxies solicited by the Board of Directors of the Bancorp will be voted in accordance with the instructions specified in the following statement. It is the intention of the Board of Directors that shares represented by proxies which are not limited to the contrary will be voted in favor of electing the named persons as directors and on other matters as recommended by the Board.

        The Board of Directors has fixed the close of business on September 20, 2000 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment of it.

        WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE.

                                       By Order of the Board of Directors

                                       /s/ SARA F. AHERN

                                       Sara F. Ahern, Secretary

               V I N E Y A R D   N A T I O N A L   B A N C O R P

                             9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730


                                Proxy Statement

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vineyard National Bancorp ("Bancorp"), a California corporation, to be used in voting at the Annual Meeting of shareholders to be held at 4:00 P.M., Wednesday, November 15, 2000 at the Upland Hills Country Club, 1231 E. 16th Street, Upland, California 91784 or at any adjournment of such meeting.

Mailing

        It is anticipated that this Proxy Statement and Proxy will be mailed on or about October 4, 2000.

Shareholder Proposals

        Shareholder proposals for inclusion in this proxy statement for the Annual Meeting of shareholders in 2000 must have been received by the Bancorp no later than 5:00 P.M. on May 31, 2000.

        Shareholder proposals to be considered for inclusion in the proxy statement for the Annual Meeting of shareholders in 2001 must be received by the Bancorp no later than 5:00 P.M. on May 31, 2001.

Revocability of Proxy

        A proxy for use at the meeting is enclosed along with a return envelope for your convenience. Any shareholder who executes and delivers such proxy has the right to revoke it any time before it is exercised by filing with the Secretary of the Bancorp an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and chooses to vote in person.

        Unless revoked, all shares represented by a properly executed proxy which is received in time for the meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for directors set forth herein and if any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of management.

Persons Making the Solicitation

        THIS STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE BANCORP.

        The expense of preparing, assembling, printing, and mailing this proxy statement and the material used in this solicitation of proxies will be borne by the Bancorp. It is contemplated that proxies will be solicited through the mail, but officers and regular employees of the Bancorp and Bank may solicit proxies personally.

Voting Securities and Principal Holders

        Only shareholders of record at the close of business on September 20, 2000 are entitled to receive notice of and to vote at the Annual Meeting of shareholders. There were 1,864,828 shares of the Bancorp's no par value common stock issued and outstanding on September 20, 2000 which was set as the record date for the purpose of determining the shareholders entitled to receive notice and to vote at the meeting.

        Each holder of common stock will be entitled to one (1) vote in person or by proxy for each share of common stock standing in his or her name on the books of the Bancorp as of September 20, 2000, on any matter submitted to the vote of the shareholders.

        In electing directors, the shares are entitled to be voted cumulatively if a candidate's name has been properly placed in nomination prior to the voting and any shareholder present at the meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one (1) nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The five (5) candidates receiving the highest number of votes will be elected.

        The Board knows of no other person who beneficially owns more than five percent (5%) of the outstanding common stock of the Bancorp except as set forth in the following table which reflects information as of the end of the Bancorp's last fiscal year:

        (a) Security Ownership of Certain Beneficial Owners who are known to the Bancorp (12/31/99)



                                                    Amount and Nature
                          Name of Beneficial         of Beneficial
  Title of Class               Owner                   Ownership             Percent of Class
=================        ====================       ====================    ===================
Common Stock              Frank S. Alvarez             109,065(1)                 5.85%
                          1080 West 22nd St.
                          Upland, CA 91786


Common Stock              Charles L. Keagle            105,120(2)                 5.64%
                          2533 Vista Drive
                          Upland, CA 91886


----------
(1) 109,065 includes 107,625 shares held by Louis M. Alvarez and Frank S. Alvarez as co-trustees of Manuel Alvarez and Lorenza E. Alvarez trust and 1440 shares held as joint tenants by Frank S. and Encarnacion Alvarez.

(2) 105,120 includes 104,048 shares held by Charles L. Keagle and Linda J. Keagle as their community property; and 1,072 shares held for their children with Charles L. Keagle as custodian, under the California Uniform Gifts to Minors Act.

        (b) Security Ownership of Management (12/31/99).

                                                     Amount and Nature
                            Name of Beneficial        of Beneficial            Percent of
Title of Class                    Owner                  Ownership               Class
===============         ==========================   ===================     ==============
Common Stock             Frank S. Alvarez(D)            109,065                5.85 %
Common Stock             A. Arthur Braeger(D)            33,616                1.80 %
Common Stock             Charles L. Keagle(D)           105,120                5.64 %
Common Stock             Roland O. Noriega(D)            28,636(3)             1.54 %
Common Stock             Lester Stroh(D)                 60,750(4)             3.26 %
Common Stock             Joel H. Ravitz(D)               41,808(5)             2.24 %
Common Stock             Steven R. Sensenbach(D,O)       10,087(6)              .55 %
Common Stock             Jodie D. Smith(D)               16,000(7)              .85 %
Common Stock             Renny V. Thomas(D)               8,060(8)              .43 %
Common Stock             Sara F. Ahern(O)                     1                 negligible
Common Stock             M. Soule Sensenbach(O)        see footnote(6)
Common Stock             Robert J. Schoeffler(9)(O)           2                 negligible

Directors &                                              413,145                22.18%
Officers of the
Bancorp as a
Group(10)

----------
(3)     Roland Noriega owns 8,640 shares directly and 19,996 as Trustee of the
        R. & F. Noriega Trust. Mr. Noriega resigned effective March 31, 2000.

(4) Lester Stroh is the beneficial owner of 60,750 shares held in his account at a stock brokerage firm.

(5) Of this total, 19,668 are held by Quincy Cass Associates over which Mr. Ravitz exercises control.

(6) Steven R. Sensenbach and M. Soule Sensenbach own 9,512 shares as trustees of the Steven R. & Soule Claude Sensenbach Family Trust and Mr. Sensenbach owns 575 shares held in street name. Mr. Sensenbach's employment terminated effective March 31, 2000. Mrs. Sensenbach resigned effective May 5, 2000.

(7) Jodie Smith owns 16,000 which are held in his account at a stock brokerage firm. Mr. Smith resigned effective May 5, 2000.

(8) Renny Thomas owns 8,060 of which 6,380 are held in his account at a stock brokerage firm, 1,080 in his name and 600 shares for his son. Mr. Thomas resigned effective April 6, 2000.

(9)     Mr. Schoeffler was appointed Senior Credit Officer on November 1, 1999.

(10) Officers and Directors including the four named officers, as of December 31, 1999, held options to purchase 159,768 shares in addition to the above. If the options are exercised, the 159,768 shares when added to the 421,720 above will equal 31% if exercised.

(D)     Director
(O)     Officer

Election of Directors

        The Board of Directors has set the number of directors of the Bancorp at five (5) which is within the number authorized by the Bylaws of the Bancorp. The directors who are elected will serve until the next Annual Meeting of shareholders and until their respective successors have been duly elected and qualified.

        Each of the nominees named herein has consented to be named in this proxy statement and has consented to serve as a director if elected. The following table sets forth certain information with respect to those persons who are nominees for election as directors.

--------------------------------------------------------------------------------
                        PRINCIPAL OCCUPATION OR POSITIONS               BANCORP
                            AND OTHER DIRECTORSHIPS                     DIRECTOR
NAME                                                                    SINCE
--------------------------------------------------------------------------------
Frank S.         Mr. Alvarez, Certified Public Accountant, is               1988
Alvarez, age     retired from Bowen McBeth, Inc. CPAs. He is also
65               on the Board of Directors of Casa Colina
                 Rehabilitation Hospital in Pomona, California.
                 He has been a Bank Director since 1981. On
                 January 26, 2000 Mr. Alvarez became the new
                 Chairman of the Board of Vineyard National
                 Bancorp. Certified Public Accountant.

Charles L.       Founding owner, Chairman, CEO of The C & C                 1998
Keagle, age      Organization. C & C operates restaurants in
60               southern California known as The Cask 'n
                 Cleaver, El Gato Gordo and Charley's Grill. Mr.
                 Keagle was an original founding organizer and
                 Director of Vineyard National Bank. In addition
                 to his community service involvement, he is a
                 member of the Board of Directors of The
                 California Restaurant Association, The
                 California Avocado Commission and The Advisory
                 Board for the Cal Poly Pomona School of Hotel
                 and Restaurant Management. He returned as a Bank
                 Director in 1998.

Norman A.        Mr. Morales has been employed by the Bancorp and
Morales, age     the Bank as the new Chief Executive Officer and
39               President effective October 1 , 2000. Mr.
                 Morales served as Executive Vice President/
                 Chief Operating Officer and Chief Credit Officer
                 of Cedars Bank, Los Angeles, California from
                 February, 1999 through September, 2000. His
                 previous executive experiences include the
                 following: Executive Vice President and Chief
                 Financial Officer for Hawthorne Savings, F.S.B.,
                 in El Segundo, California for four years,
                 Executive Vice President and Chief Financial
                 Officer and Chief Administrative Officer of
                 Southern California Bank in La Mirada,
                 California for seven and a half years, and Vice
                 President of Corporate Cash Management at
                 Security Pacific National Bank in Los Angeles,
                 California for two and a half years. Mr. Morales
                 also has had financial experience with Mattel
                 Toys and Hughes Helicopters, Inc. as well as a
                 number of Southern California bank and insurance
                 companies.

--------------------------------------------------------------------------------
                        PRINCIPAL OCCUPATION OR POSITIONS               BANCORP
                             AND OTHER DIRECTORSHIPS                    DIRECTOR
NAME                                                                    SINCE
--------------------------------------------------------------------------------
Joel H.          Chairman of the Board and CEO of Quincy Cass               1988
Ravitz, age 55   Associates, Inc., a Los Angeles based securities
                 broker dealer and a member of National
                 Association of Securities Dealers. He is a Past
                 President and Director of Therapeutic Living
                 Centers for the Blind, a non-profit corporation,
                 and a member of Town Hall of California and the
                 Bond Club of Los Angeles. He has been a Bank
                 Director since 1983.

Lester Stroh,    Chairman of the Board of Vineyard National                 1988
age 82           Bancorp until he resigned as Chairman only, not
                 as a Director, effective January 26, 2000. He is
                 a licensed physician and retired Chairman of the
                 Department of Allergy at Southern California
                 Permanente Medical Group, Kaiser Foundation
                 Hospital, Fontana, California. He has been a
                 Bank Director since 1981.

         Identification and Business Experience of Executive Officers of
                             Vineyard National Bank
                             (as of August 25, 2000)

                1. Robert J. Schoeffler, age 52, is the Acting Chief Executive Officer. He was the Executive Vice President/Senior Credit Officer of the Bank and served in this capacity since January, 1993. Mr. Schoeffler joined Vineyard National Bank in April, 1991 as Vice President/Manager of the Rancho Cucamonga branch and then became Senior Vice President/Commercial Lending before his current position. Prior to joining Vineyard National Bank, Mr. Schoeffler worked in executive positions with other independent banks.

                2. Sara F. Ahern, age 45, is the Executive Vice President and Cashier of Vineyard National Bank and has held this position since January, 1994. Mrs. Ahern joined Vineyard National Bank in June, 1993, as Vice President/Director of Operations. She is also currently the Acting Chief Financial Officer.

                3. Ronald C. Zurek, age 47, is the Senior Vice President, Acting Senior Credit Officer, and Network Administrator of Vineyard National Bank. Mr. Zurek joined Vineyard National Bank in April, 1993, as Vice President/Commercial Loan Officer. He was assigned the duties of the Bank's Community Reinvestment Act (CRA) Officer in January, 1994 and then became Senior Vice President/Regulatory Compliance Officer in March, 1997.

        All of the above officers hold office at the pleasure of the Board of Directors.

Certain Transactions

        Some of the directors and executive officers of the Bancorp and its subsidiary, the Bank, and the companies with which the directors and executive officers are associated were customers of, and had banking transactions with, the Bank during 1999. Such transactions were in the ordinary course of business and the Bank expects to have similar banking transactions in the future. All the loans and commitments included in such transactions were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Bancorp and the Bank, did not involve more than a normal risk of collectibility or involve other unfavorable features.

Committees of the Board of Directors

        The Bank, which is a subsidiary of the Bancorp, has a standing Audit Committee which met five times during the previous fiscal year. The members of the Audit Committee are Frank Alvarez, Joel Ravitz and Lester Stroh. The function of this Committee is to monitor the Bank's financial operations, receive reports from the Bank's independent certified public accountants, and to select outside auditors and accountants when necessary. Neither the Bancorp nor the Bank has a nominating committee or a compensation committee of the Board of Directors.

Meetings of the Board of Directors.

        The total number of meetings of the Board of Directors of the Bancorp, including regularly scheduled and special meetings during the last full fiscal year, was 11. In addition, the Board of Directors of the Bank had 12 regularly scheduled and special meetings. No director during the last full fiscal year attended fewer than seventy-five percent (75%) of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the board on which that director served.

                          EXECUTIVE COMPENSATION TABLE

        The following table sets forth compensation information for the executive officers of the Bank, which is the sole subsidiary of the Bancorp, for the last three (3) year period ending December 31, 1999, for those executive officers with compensation in excess of sixty thousand dollars ($60,000) a year.

                                                                        Long Term
Name and                            Annual Compensation                 Compensation
                                    -----------------------------       -----------------
Principal Position                  Year     Salary        Bonus        Stock Options (#)
------------------                  ----    --------      -------       -----------------
Steven R. Sensenbach                1999    $200,000      $89,465       74,553(11)
President/Chief Executive           1998    $200,000      $74,815       69,553
Officer/Director                    1997    $200,000      $76,407       64,553

M. Soule Sensenbach                 1999    $ 77,760      $ 2,065       -0-
Executive Vice President            1998    $ 72,000      $   737       6,869(12)
                                    1997    $ 66,000      $ 2,647       1,869(13)

Sara F. Ahern                       1999    $ 75,600      $ 2,008       -0-
Executive Vice President            1998    $ 70,000      $   717       5,000(12)
                                    1997    $ 66,000      $ 2,647       -0-

Robert L. Cole                      1999    $ 86,000      $-0-          -0-
Executive Vice President            1998    $ 80,000      $   828       5,000(14)

Robert J. Schoeffler                1999    $ 80,000      $ 2,125       -0-
Executive Vice President


----------

(11) The number of options increased because Mr. Sensenbach received 5,000 options per year per his employment contract. Mr. Sensenbach's employment terminated effective March 31, 2000. All of his unexercised stock options were returned to the Vineyard National Bancorp 1997 Incentive Stock Option Plan.

(12) The number of options increased because of grants of 5,000 stock options in 1998 to these officers.

(13) Mrs. Sensenbach resigned effective May 5, 2000. All of her unexercised stock options were returned to the Vineyard National Bancorp 1997 Incentive Stock Option Plan.

(14) By December 31, 1999, Mr. Cole was no longer with the Bank and the 5,000 unexercised options were returned to the Vineyard National Bancorp 1997 Inventive Stock Option Plan.

Termination of Employment and Change of Control Arrangement

        Most of the information in this document pertains to the fiscal year ending December 31, 1999. Therefore, as of December 31, 1999, Mr. Sensenbach was still employed by the Bancorp and the Bank. During the term of his employment, the Board of Directors had the right to terminate his employment with or without cause. However, if the termination was without cause, then Mr. Sensenbach was entitled to severance pay equal to one year's salary. If the remaining term was less than one year, the amount would be prorated.

Stock Option Plan

        The 1997 Incentive Stock Option Plan is the current plan which is in effect for the Company.

        In 1981, an incentive stock option plan for certain officers and key employees was approved by shareholders at prices not less than 100% of the fair market value of such stock at the date of grant. The 1981 Plan expired in 1987 and no further options may be granted under that plan.

        A subsequent incentive stock option plan was approved by shareholders in 1987 in which the remaining ungranted shares from the 1981 Plan were added to the shares of the 1987 Plan. The 1987 Plan provided that options of the Company's unissued common stock were to be granted to officers and key employees at prices not less than 100% of the fair market value of such shares at dates of grant.

        In 1996, the shareholders voted to extend the 1987 Plan another ten years. Then in 1997, the shareholders decided to terminate the 1987 Plan. As a result, no further grants can be made under this plan. Although no more options can be granted under this plan, the options granted under it will remain outstanding until they are exercised or canceled pursuant to their terms.

        In 1997, the shareholders approved the 1997 Incentive Stock Option Plan which is currently in effect. The 1997 Plan made Directors eligible to participate in the Plan as well as officers and certain key employees. In addition, the 1997 Plan authorized the issuance of 200,000 shares to be combined with 53,316 shares which remained from the 1987 Plan for a total of 253,316 shares.

        Option prices are to be determined at the fair market value of such shares on the date of grant, and options are exercisable in such installments as determined by the Board of Directors. Each option shall expire no later than ten years from the grant date or as the Stock Option Committee or Board of Directors may determine.

                     AGGREGATED OPTION EXERCISES DURING 1999
                     AND OPTION VALUES AT DECEMBER 31, 1999


                                                                         NUMBER OF                  VALUE OF UNEXERCISED
                                                                         UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS
                                                                         AT 12/31/99 (#)            AT 12/31/99
                            SHARES ACQUIRED ON                           EXERCISABLE/               EXERCISABLE/
         NAME                   EXERCISE (#)      VALUE REALIZED ($)     UNEXERCISABLE              UNEXERCISABLE
--------------------        -------------------   ------------------     ------------------------   ------------------------
                                                                         (48,544 at $2.92 ea.)(13)  Option price is not less
Steven R. Sensenbach                0                 None               (6,009 at $2.60 ea.)       than fair market value
                                                                         (10,000 at $3.50 ea.)      on the date of granting
                                                                         (5,000 at $5.125 ea.)      of the option.(14)
                                                                         (5,000 at $5.75 ea.)

Robert L. Cole                      0                 None               5,000 at $7.00 ea.         Option price is not less
                                                                                                    than fair market value
                                                                                                    on the date of granting
                                                                                                    of the option.(14)

Sara F. Ahern                       0                 None               5,000 at $7.00 ea.         Option price is not less
                                                                                                    than fair market value
                                                                                                    on the date of granting
                                                                                                    of the option.(14)

M. Soule Sensenbach                 0                 None               6,869 (1,869 at $2.92      Option price is not less
                                                                         ea. and 5,000 at $7.00     than fair market value
                                                                         ea.)                       on the date of granting
                                                                                                    of the option.(14)

Robert J. Schoeffler(15)            0                 None               (1,440 at $6.25 ea.)       Option price is not less
                                                                         (5,000 at $7.00 ea.)       than fair market value
                                                                                                    on the date of granting
                                                                                                    of the option.(14)

Ronald C. Zurek(16)                 0                 None               3,000 at $7.00 ea.         Option price is not less
                                                                                                    than fair market value
                                                                                                    on the date of granting
                                                                                                    of the option.(14)


----------
(13) On January 20, 1994, the Board of Directors elected to cancel existing stock options, at the holders' request, and reissue new stock options at a price of $3.50 per share, ($2.92 after giving retroactive effect for the six for five stock split).

(14) The price of the Bancorp's common stock as of the fourth quarter of 1999 ranged from a low of $4.75 to a high of $8.50 according to the Annual Report.

(15) Mr. Schoeffler was appointed Acting Chief Executive Officer on March 31, 2000.

(16) Mr. Zurek was appointed Senior Vice President and Acting Senior Credit Officer on March 31, 2000.

Deferred Compensation

        Effective September 1, 1990, the Bank adopted a non-qualified deferred compensation plan for certain key management personnel whereby they may defer compensation which will then provide for certain payments upon retirement, death or disability. The Bank may make matching contributions of 25% of titled officers' deferrals and 50% for senior officers' deferrals up to a maximum of 10% of before-tax compensation. The Company's contribution, in the aggregate, for all participants shall not exceed 4% of compensation of all Company employees. Each participant contributes a minimum of $1,000 annually to the plan. The deferred compensation expense was $76,600 ($43,377 net of income taxes), $70,239 ($57,770 net of income taxes), and $85,911 ($51,546 net of income taxes) for the years ended December 31, 1999, 1998 and 1997, respectively.

Defined Contribution Plan

        The Company has a qualified defined contribution plan (401(k) Retirement Savings Plan) for all eligible employees. Employees contribute from 1% to 15% of their compensation with a maximum of $10,000 annually. The Company's contribution to the plan is based upon an amount equal to 25% of each participant's eligible contribution for the plan year not to exceed 4% of the employee's compensation. The Company's matching contribution becomes vested at 20% per year with full vesting after five years. The expense was $16,121 ($9,129 net of income taxes) $15,321 ($12,563 net of income taxes), and $6,732 ($4,040 net of income taxes) for the years ended December 31, 1999, 1998 and 1997, respectively.

Director Retirement Plan

        The Company has available to eligible directors a Director Retirement Plan, which will provide retirement benefits to them. During 1999 and 1998 approximately $154,000 (approximately $87,000 net of income taxes) and $180,000 (approximately $106,000 net of income taxes), respectively, were expensed for this plan. The benefits to be paid are based upon the individual director's years of service to the Bank and decision to forego director's fees for the respective years of participation.

Supplemental Executive Retirement Plan

        The Company had a Supplemental Executive Retirement Plan which is no longer available that provided retirement benefits for Mr. Sensenbach, the former chief executive officer of the Bank. During 1999 and 1998 approximately $104,000 (approximately $59,000 net of income taxes) and $75,000 (approximately $43,000 net of income taxes), respectively, were expensed for this plan.

Compensation of Directors

        Members of the Board of Directors were paid compensation worth $1,000.00 for monthly meetings of the Bank. No additional payments have been made to the Directors for attending meetings of the Bancorp. Directors who were members of special committees were paid $300.00 per meeting for attending those committee meetings.

Independent Accountants

        Vavrinek, Trine, Day and Co., LLP, has served as the Bancorp's independent accountants since their appointment from the inception of the Bancorp. The Board of Directors has selected Vavrinek, Trine, Day and Co., LLP, ("VTD") as the Bancorp's independent accountants for the year ending December 31, 2000. Ron White, who will be representing VTD, will be present at the meeting to respond to questions and will have an opportunity to make a statement if he desires to do so.

        Audit services of VTD for 1999 included the examination of the consolidated financial statements, services related to filings with the Securities and Exchange Commission, and the performance of limited reviews of the Bancorp's quarterly unaudited financial information.

        The Bancorp's Board of Directors recommends a vote FOR the proposal to ratify the selection of Vavrinek, Trine, Day and Co., LLP, as the Bancorp's independent accountants for the year ending December 31, 2000.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers and persons who own more than 10 percent of the Bancorp's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and persons who own more than 10 percent of the Bancorp's equity securities are required by SEC regulations to furnish the Bancorp with copies of all Section 16(a) forms they file.

        Based on the Bancorp's review of the copies of such forms received by it or written representations from certain reporting persons that no Forms 5 were required for those persons, the Bancorp believes that during the year ended December 31, 1999, the following reports were filed late: Ronald C. Zurek's Form 3 report notifying the SEC that he had become a reporting person; A. Arthur Braeger's Form 4 in connection with the transfer to him of shares of stock and Form 5 in connection with the granting of stock options; Form 5 for the following persons in connection with the granting of stock options, Jodie D.Smith, Roland O.Noriega, Lester Stroh, Sara F. Ahern, Charles L. Keagle, Joel
H. Ravitz, Frank S. Alvarez, Robert J. Schoeffler and Renny V. Thomas.

Attorneys

        Buxbaum & Chakmak, a Law Corporation, of Claremont and Newport Beach, California has been appointed as the general counsel for the Bank and Bancorp.

Financial Information and Incorporation by Reference

        The 1999 Annual Report to shareholders of Vineyard National Bancorp for Vineyard National Bank, the wholly owned subsidiary of the Bancorp, for the year ended December 31, 1999, including the financial statements and related statements of income attached as part of those financial statements which were prepared in conformity with generally accepted accounting principles has previously been furnished to shareholders. The information from the Annual Report is incorporated herein by reference.

        WITHOUT CHARGE TO ANY SHAREHOLDER, THE BANCORP WILL PROVIDE A COPY OF ITS 1999 ANNUAL REPORT UPON THE WRITTEN REQUEST OF THE SHAREHOLDER. IN ADDITION, A SHAREHOLDER MAY REQUEST FROM THE BANCORP WITHOUT CHARGE A COPY OF THE FORM 10-K STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ATTACHED EXHIBITS ARE LENGTHY SO COPIES OF THE EXHIBITS WILL BE PROVIDED ONLY UPON PAYMENT OF COPYING COSTS. THE REQUEST SHOULD BE DIRECTED TO SARA F. AHERN, SECRETARY OF VINEYARD NATIONAL BANCORP, POST OFFICE BOX 727, RANCHO CUCAMONGA, CALIFORNIA 91729.

Other Matters

        The Board of Directors knows of no other matters to be presented to the meeting other than those set forth above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Dated: 9/21/2000                       Vineyard National Bancorp
      ----------


                                       /s/ SARA F. AHERN
                                       -----------------------------------------
                                       Sara F. Ahern, Secretary


                                    IMPORTANT

        EVEN THOUGH YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS URGENTLY REQUESTED THAT WHETHER YOUR SHAREHOLDINGS ARE LARGE OR SMALL, YOU PROMPTLY FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. THIS WILL SAVE THE COMPANY THE EXPENSE OF FOLLOW-UP NOTICES.

                        VINEYARD NATIONAL BANCORP PROXY
                9590 Foothill Blvd., Rancho Cucamonga, CA 91730

     THIS PROXY IS SOLICITED ON BEHALF OF THE BANCORP'S BOARD OF DIRECTORS.

     The undersigned appoints Lester Stroh and Frank S. Alvarez, or either of them, as proxies with full power of substitution, to vote and act with respect to all shares of Vineyard National Bancorp held of record September 20, 2000, at the Annual Meeting of the shareholders on November 15, 2000 or any adjournment, including all powers the undersigned would possess if personally present, as follows:

1. To elect as a group the five (5) persons nominated to the Board of Directors to serve until the next annual meeting of shareholders as proposed by management in the Proxy Statement OR if you choose to withhold or not grant authority to vote for the nominees as a group, you may indicate next to the name of each nominee below whether you would grant or withhold authority to vote for the individual nominee.

     [ ] Authorize to vote for the          [ ] Withhold authority to vote for
         nominees as a group                    the nominees as a group

2. To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co., LLP as auditors and as independent accountants for the year ending December 31, 2000.

     [ ] FOR     [ ] AGAINST


     Authorize to vote            Withhold authority to
     for this nominee             vote for this nominee

            [ ]                          [ ]                  Frank S. Alvarez

            [ ]                          [ ]                  Charles L. Keagle

            [ ]                          [ ]                  Norman A. Morales

            [ ]                          [ ]                  Joel H. Ravitz

            [ ]                          [ ]                  Lester Stroh M.D.


        PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE
                           PREPAID ENVELOPE PROVIDED.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for the five (5) nominees for the Board of Directors and for the ratification of the appointment of the accounting firm.

     If any other business is presented at the meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

     When signing as an attorney in fact, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. When shares are held by joint tenants, both should sign.


Date:                          , 2000   ----------------------------------------
     --------------------------         (Signature of Shareholder)

Number of Shares:                       ----------------------------------------
                 --------------------   (Please print name)

                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        ----------------------------------------
                                        (Please print name)

I (We) ______________ plan to attend the Annual Meeting of the Shareholders.
          (number)

                            IMPORTANT - PLEASE SIGN